UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 30, 2019

Hess Midstream Partners LP

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	No. 001-38050	No. 36-4777695
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number.)

1501 McKinney Street

Houston, Texas 77010

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (713) 496-4200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	HESM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02.  Results of Operations and Financial Condition.

On October 30, 2019, Hess Midstream Partners LP issued a news release reporting estimated results for the third quarter of 2019. A copy of this news release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d)Exhibit

99.1	News release dated October 30, 2019 reporting estimated results for the third quarter of 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 30, 2019

HESS MIDSTREAM PARTNERS LP (Registrant)

By: HESS MIDSTREAM PARTNERS GP LP, its General Partner

By: HESS MIDSTREAM PARTNERS GP LLC, its General Partner

By	/s/ Jonathan C. Stein
Jonathan C. Stein
Chief Financial Officer